DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Emerging Leaders completed its latest fiscal year on August 31, 1998. We are happy to report that although the Fund's total return was negative, it significantly outperformed the Fund's benchmark, the Russell 2000 Index, during a challenging investment climate. For the 12-month reporting period, your Fund's total return was -10.82% ,* down substantially less than the return for the Russell 2000 Index of -19.40%.**

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness has shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in Asian-impacted sectors such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S. economy that had been growing rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and monetary ease in the major countries will be powerfully impacted by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended August 31, 1998 encompassed some very different market phases with stock market strength during much of the period followed by a sharp decline towards the end, especially in August 1998, the final month of the fiscal year. Over the 12-month period, the total return on the Standard and Poor' s 500 Composite Stock Price Index was 8.12% despite a negative return of -14.45% in August 1998. Returns on mid-cap and small-cap stock indices tended to be weaker, with a negative total return on small-cap indices.

  There were three key trends which influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for the entire period. Sentiment shifted from expectations of a possible Fed Funds rate increase to expectations of a cut by the end of the period. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multi-decade lows. Third, expectations for corporate profits dropped, first in the Asia-impacted sectors such as oil, basic materials and exporters and then for a broader list of stocks.

  The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default in mid-July 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There were also global margin calls on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields to multidecade lows, financial stocks led the summer sell-off due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks which fall into the value category fell sharply following the Russian default in mid-July 1998.

  The fiscal year ended August 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 6.10%, with the Russell 1000 Growth Index returning 8.26% while the Russell 1000 Value Index returned 3.89% . The return on the Russell Midcap Index was -6.69% while the small-cap Russell 2000 Index return was -19.40%.

PORTFOLIO FOCUS

  Some portfolio managers have on their large caps and others have on their small caps. We have on our thinking caps. As you know, the mandate of this Fund is to be in small caps; however, we always keep in mind that superior long-term investment returns in the equity market are driven by stocks of companies with a combination of good management and solid fundamentals, purchased at attractive valuations. We work diligently to uncover these opportunities every day for our shareholders.

  Our benchmark, the Russell 2000 Index, hit its all-time high water mark on April 21. Since then, the market in general and small-cap stocks in particular have had a severe adjustment. No one likes corrections in the market, but they are unfortunately a factor in long-term investing. Our team has managed money during many corrections, and more often than not, these periods have resulted in attractive investment opportunities. We have been upgrading the quality of companies we own, which in some cases has resulted from previous midcaps becoming small caps. We have been able to purchase those companies we liked but whose valuations we could not previously justify. We continue to maintain sufficient reserves in periods such as these to take advantage of buying opportunities.

  Many of the problems confronting the market are not new. We have been dealing with the Asian and emerging market crises for twelve months now. International crises tend to affect the fundamentals of U.S.-based small-cap companies less severely than those of the large-cap multinationals, which do a lot of business abroad. The most obvious effect on our markets has been from the slowing of the global economy. We had been reducing our cyclical exposure for months now, and have remained underweight in these sectors.

  Technology was the most rewarding sector for your Fund for the year on an absolute basis and relative to its sector within the benchmark. Our success is even sweeter when you consider that this group was the worst performing sector in the Russell 2000 Index. The Internet is one theme which we played successfully this past year. The biggest winner in the Fund, USWeb, benefited as the growth of the Internet helped to drive demand by medium- and large-size corporations for their consulting services. The Internet also was a factor in the growth of information storage. One of the key beneficiaries was Legato
Systems, a supplier of network storage management products for corporate networks. CheckFree Holdings provides bill payment and bill presentment services over the Internet. Stocks that detracted from results in this category included VIASOFT, a year 2000 systems tool provider. Though Y2K stocks received a lot of press attention, investors were more interested in companies that solved this problem than in companies which produced the tools used in the solution. Xylan, a manufacturer of high bandwidth switching systems, and PRI Automation, a
semiconductor   equipment   provider,  fell  victim  to  the  Asian  contagion.

  The Consumer sector provided rewarding performance for your Fund and the Russell 2000 Index. Our best Consumer stock was Arbor Drugs, which was acquired at a large premium by CVS. Other strong contributors were radio broadcaster Clear Channel Communications, Inc. which we owned by virtue of its acquisition of Universal Outdoor Holdings, and billboard company Lamar Advertising Co., Cl.A. Previous winners which experienced a bout of profit taking were radio program producer Westwood One, and radio broadcaster Emmis Broadcasting, Cl.A. Another disappointment was Stride Rite, which was in the midst of a turnaround of its Keds division but got caught in the sneaker industry's excess inventory situation.

  Our selections in the Producer Durables, Financial Services and Material & Processing segments outperformed their respective sectors of the Russell index. However, these sectors still lost money for your Fund overall. A theme in the Producer segment that we have been using for the past three years has been to own the suppliers to Boeing and ride that replacement cycle as well as participate in that sector's consolidation. Our best performing Producer stock was DeCrane Aircraft Holdings, which was acquired by a financial buy-out fund at a substantial premium. Cordant Technologies, the former Thiokol, also a supplier to Boeing, provided additional rocket booster performance this year on top of what it has contributed in the last two years. A third supplier, Rohr, was acquired by B.F.Goodrich within the last year. Our luck ran out with Wyman-Gordon. Due to a press outage at a key plant, Wyman-Gordon was unable to fulfill its delivery schedule to Boeing. Titan International, a manufacturer of wheels and tires for agricultural and industrial markets, continued to underperform due to capacity constraints, labor strikes and an earlier than anticipated downturn in farm demand. Other divisions of conglomerate Esterline Technologies were not able to offset the decline in capital spending on semiconductors initiated by the Asian crisis.

  Although the Financial Services industry was the best performing sector for your Fund last year; this year our selections generated mixed results. Doral Financial, formerly called First Financial Caribbean and a rapidly growing Puerto Rican specialty finance company, was this year's big winner. Downey
Financial is a large thrift depository institution in California which has benefited from mortgage banking gains and improving real estate values. TerraNova Holdings, Cl.A. is a Bermuda-based insurer and reinsurer that has been posting strong results. Investments which missed the mark in this sector included Knight/Trimark Group, a leading market maker in NASDAQ securities which
went public recently in an IPO.Although   the   company   benefited  from  the
increased volume generated by the market's downdraft, investors feared that a bear market could suppress trading as the crisis continues. AmeriCredit, a consumer finance company specializing in nonprime auto contracts, is experiencing improving credit quality while investors have focused instead on the deteriorating credit experiences of its competitors.

  Small-cap Healthcare stocks proved to be a minefield during this period. We had some notable successes; however, they were more than offset by our investments in some early stage companies. First, let's go over our winners. Sepracor makes improved versions of top-selling drugs made by others, and has aspirations of becoming a full-scale pharmaceutical company. IDX Systems has emerged as a bell-wether provider of information systems to large physician groups and hospitals. Novoste is the pioneer in radiation treatment for the prevention of restenosis. On the other hand, during this period, we invested in some development stage companies whose prospects seemed very bright, but whose commercial payoff was far enough away that any perceived setback had a disproportionate effect on the stock price. Examples included drug delivery company Cygnus, and biotechnology outfits CuraGen and Pharmacyclics.

In the Material & Processing segment, we were pleased that U.S. Filter saw the franchise value that we saw with Culligan Water Technologies when they made a bid for the company at a generous premium. Casella Waste Systems, Cl.A., continues to grow rapidly as the consolidator of New England solid waste companies. Reliance Steel & Aluminum has been one of the few successful investments in steel or aluminum, and it continues to consolidate its position in both, via acquisition. The Asian crisis has produced more losing investments in the commodity-laden Material & Processing segment than winners. Some of Gaylord Container' s global linerboard competitors are beginning to merge with each other in order to reduce their costs and thus be in a better position when the recovery occurs. This process was not far enough along when the lack of Asian demand stalled the paper grade's recovery. What with half of engineering and construction outfit Chicago Bridge & Iron Co. N.V.' s revenues energy-related, combined with its exposure to Indonesia, investors feared that the company would see its projects deferred and/or canceled outright. Despite favorable industry fundamentals, steel mini-mill Birmingham Steel was unable to participate because of its internal problems.

  We were most disappointed by the performance of the Energy stocks this past year. This sector had been one of the strongest contributors to performance for the previous two years as it emerged from its six-year downward cycle. After a pause that should have refreshed, we felt that the industry's fundamentals would resume their upward cycle which was barely three years old. Instead, the situation in Asia was far worse than originally anticipated, and the length of time that Energy prices remained below trendline meant that industry participants would reduce their capital spending plans. The market was particularly savage to Energy shares in August, the last month of your Fund's fiscal year. August may have represented the trough in terms of investor sentiment and stock valuations for this sector. Nevertheless, for the year, our former winner, the offshore construction producer, Global Industries, was particularly hard hit, along with the seismic outfit Input/Output and the oilfield servicer Varco International. Relative outperformers for your Fund were the offshore production outfit, Coflexip, A.D.R., followed by the exploration and production operators, Nuevo Energy and Devon Energy.

  In our semi-annual letter, we suggested that 1998 would be a year when it would pay to be skeptical. Our experience reminded us that after two years of back-to-back double-digit returns, a consolidation should be expected. Our skepticism has helped us protect principle and produce strong relative returns compared to our peers and our benchmark. Regardless of economic and market fluctuations, we continue to build your Fund one company at a time. We want to assure our investors that we prune our mistakes, support our winners, and keep a keen eye on our stocks' fundamentals.

  We thank you for your interest in this Dreyfus fund. You may be sure that we will continue to exert our best efforts on your behalf.

            Sincerely,


          [Hilary R. Woods signature logo]          [Paul Kandel signature logo]



            Hilary R. Woods                         Paul Kandel

            Portfolio Manager                       Portfolio Manager

September 22, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.




DREYFUS EMERGING LEADERS FUND                                 AUGUST 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EMERGING LEADERS
                        FUND AND THE RUSSELL 2000 INDEX

                                    Dollars

$18,820

Dreyfus Emerging Leaders Fund

$11,317

Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended         From Inception (9/29/95)

                     August 31, 1998           to August 31, 1998

                  ____________________     ___________________________

                        (10.82%)                     24.18%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

Common Stocks--81.6%                                                                                Shares            Value
-------------------------------------------------------                                         _____________     _____________
                   Consumer--20.3%  Avis Rent A Car  . . . . . . . . . . . . . . . . . (a)             75,000    $    1,176,563

                                    Cinar Films, Cl. B . . . . . . . . . . . . . . . . (a)            110,000         1,821,875

                                    D. R. Horton . . . . . . . . . . . . . . . . . . . . .             80,000         1,280,000

                                    Dominick's Supermarkets  . . . . . . . . . . . . . (a)             35,000         1,577,188

                                    Emmis Broadcasting, Cl. A  . . . . . . . . . . . . (a)             44,000         1,650,000

                                    Harte-Hanks  . . . . . . . . . . . . . . . . . . . . .            100,000         2,193,750

                                    Helen of Troy  . . . . . . . . . . . . . . . . . . (a)             95,000         1,650,625

                                    Lamar Advertising, Cl. A . . . . . . . . . . . . . (a)             60,000         1,950,000

                                    Marks Brothers Jewelers  . . . . . . . . . . . . . (a)            100,000         1,550,000

                                    Mohawk Industries  . . . . . . . . . . . . . . . . (a)             60,000         1,593,750

                                    Movado Group . . . . . . . . . . . . . . . . . . . . .             75,000         1,335,938

                                    Pier 1 Imports . . . . . . . . . . . . . . . . . . . .            120,000         1,192,500

                                    Rio Hotel & Casino . . . . . . . . . . . . . . . . (a)             70,000         1,045,625

                                    Westwood One . . . . . . . . . . . . . . . . . . . . .             75,000         1,448,438

                                                                                                                  _____________

                                                                                                                     21,466,252

                                                                                                                  _____________

                      Energy--2.5%  Devon Energy . . . . . . . . . . . . . . . . . . . . .             55,000         1,454,063

                                    Global Industries  . . . . . . . . . . . . . . . . (a)            125,000         1,171,875

                                                                                                                  _____________

                                                                                                                      2,625,938

                                                                                                                  _____________

                    Finance--19.0%  Amerin . . . . . . . . . . . . . . . . . . . . . . (a)             60,000         1,368,750

                                    Berkley (W.R.) . . . . . . . . . . . . . . . . . . . .             50,000         1,581,250

                                    Cabot Industrial Trust . . . . . . . . . . . . . . . .             22,700           422,788

                                    Doral Financial  . . . . . . . . . . . . . . . . . . .            150,000         2,250,000

                                    Enhance Financial Services Group . . . . . . . . . . .             62,000         1,557,750

                                    Fremont General  . . . . . . . . . . . . . . . . . . .             36,000         1,539,000

                                    Hamilton Bancorp . . . . . . . . . . . . . . . . . (a)             60,000         1,680,000

                                    Haven Bancorp  . . . . . . . . . . . . . . . . . . . .             85,000         1,360,000

                                    Merry Land & Investment  . . . . . . . . . . . . . . .             70,000         1,435,000

                                    NAC Re . . . . . . . . . . . . . . . . . . . . . . . .             37,000         1,745,938

                                    RenaissanceRe Holdings . . . . . . . . . . . . . . . .             43,000         1,800,625

                                    Sterling Bancshares  . . . . . . . . . . . . . . . . .            130,000         1,551,875

                                    Terra Nova Holdings, Cl. A . . . . . . . . . . . . . .             65,000         1,787,500

                                                                                                                  _____________

                                                                                                                     20,080,476

                                                                                                                  _____________

                 Health Care--8.3%  Andrx  . . . . . . . . . . . . . . . . . . . . . . (a)             50,000         1,465,625

                                    Catalytica . . . . . . . . . . . . . . . . . . . . (a)            100,000         1,031,250

                                    IDX Systems  . . . . . . . . . . . . . . . . . . . (a)             45,000         1,912,500

                                    National Data  . . . . . . . . . . . . . . . . . . . .             55,000         1,925,000

                                    Sepracor . . . . . . . . . . . . . . . . . . . . . (a)             30,000         1,428,750

                                    SEQUUS Pharmaceuticals . . . . . . . . . . . . . . (a)            160,000           980,000

                                                                                                                  _____________

                                                                                                                      8,743,125

                                                                                                                  _____________

      Materials & Processing--7.3%  Casella Waste Systems, Cl. A . . . . . . . . . . . (a)             67,500         1,695,938

                                    Granite Construction . . . . . . . . . . . . . . . . .             65,000         1,543,750

                                    Intertape Polymer Group  . . . . . . . . . . . . . . .             85,000         1,572,500

                                    MacDermid  . . . . . . . . . . . . . . . . . . . . . .             55,000         1,526,250

                                    OM Group . . . . . . . . . . . . . . . . . . . . . . .             47,500         1,365,625

                                                                                                                _____________

                                                                                                                      7,704,063

                                                                                                                _____________

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                         _____________     _____________

           Producer Durables--7.4%  Cordant Technologies . . . . . . . . . . . . . . . . .             40,000    $    1,425,000

                                    Esterline Technologies . . . . . . . . . . . . . . (a)            100,000         1,600,000

                                    Gerber Scientific  . . . . . . . . . . . . . . . . . .             85,000         2,013,433

                                    Roper Industries . . . . . . . . . . . . . . . . . . .             75,000         1,275,000

                                    Triumph Group  . . . . . . . . . . . . . . . . . . (a)             45,000         1,462,500

                                                                                                                  _____________

                                                                                                                      7,775,933

                                                                                                                  _____________

                 Technology--10.1%  Applied Micro Circuits . . . . . . . . . . . . . . . .             95,000         1,805,000

                                    Concord Communications . . . . . . . . . . . . . . . .             70,000         1,872,500

                                    Legato Systems . . . . . . . . . . . . . . . . . . (a)             55,000         1,931,875

                                    Microchip Technology . . . . . . . . . . . . . . . (a)             80,000         1,465,000

                                    Software AG Systems  . . . . . . . . . . . . . . . (a)             90,000         1,524,375

                                    Software.net . . . . . . . . . . . . . . . . . . . . .             90,000           776,250

                                    Tekelec  . . . . . . . . . . . . . . . . . . . . . (a)             70,000         1,264,375

                                                                                                                  _____________

                                                                                                                     10,639,375

                                                                                                                  _____________

                   Utilities--6.7%  CILCORP  . . . . . . . . . . . . . . . . . . . . . . .             33,000         1,643,813

                                    Eastern Enterprises  . . . . . . . . . . . . . . . . .             42,500         1,681,406

                                    Indiana Energy . . . . . . . . . . . . . . . . . . . .             16,000           459,000

                                    Public Service of New Mexico . . . . . . . . . . . . .             72,500         1,450,000

                                    Sierra Pacific Resources . . . . . . . . . . . . . . .             51,000         1,864,688

                                                                                                                  _____________

                                                                                                                      7,098,907

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $86,487,520) . . . . . . . . . . . . . . . .                        $  86,134,069

                                                                                                                  =============


                                                                                                 Principal

Short-Term Investments--12.5%                                                                     Amount
------------------------------------------------------------------------------------------      _____________

              U.S. Treasury Bills:  5.46%, 9/15/1998 . . . . . . . . . . . . . . . . . . .      $   2,184,000    $    2,179,304

                                    4.90%, 10/22/1998  . . . . . . . . . . . . . . . . . .          2,688,000         2,669,775

                                    4.89%, 11/12/1998  . . . . . . . . . . . . . . . . . .          3,893,000         3,855,394

                                    4.91%, 11/19/1998  . . . . . . . . . . . . . . . . . .          3,117,000         3,084,147

                                    4.90%, 11/27/1998  . . . . . . . . . . . . . . . . . .          1,444,000         1,427,307

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $13,213,938) . . . . . . . . . . . . . . . .                        $  13,215,927

                                                                                                                  =============


TOTAL INVESTMENTS (cost $99,701,458) . . . . . . . . . . . . . . . . . . . . . . . . . . .              94.1%     $  99,349,996

                                                                                                      =======     =============


CASH & RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               5.9%    $    6,200,354

                                                                                                      =======     =============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $105,550,350

                                                                                                      =======     =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .    $  99,701,458     $  99,349,996

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,038,400

                                 Receivable for investment securities sold . . . . . . . .                            5,340,546

                                 Dividends and interest receivable . . . . . . . . . . . .                               76,646

                                 Receivable for shares of Common Stock subscribed  . . . .                               39,300

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               39,918

                                                                                                                  _____________

                                                                                                                    106,884,806

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              100,143

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               25,178

                                 Payable for investment securities purchased . . . . . . .                              885,673

                                 Payable for shares of Common Stock redeemed . . . . . . .                              272,389

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               51,073

                                                                                                                  _____________

                                                                                                                      1,334,456

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $105,550,350

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $105,628,459

                                 Accumulated net realized gain (loss) on investments . . .                              273,353

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                             (351,462)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $105,550,350

                                                                                                                  =============

SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            5,224,444

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $20.20

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $5,819 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .     $      636,979

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .            397,657

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                        $   1,034,636

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,225,265

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            507,446

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             59,377

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             26,997

                                 Prospectus and shareholders' reports  . . . . . . . . . .             25,224

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             21,647

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             18,533

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                868

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              1,537

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            1,886,894
                                                                                                                   ____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             (852,258)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $   6,365,294

                                 Net unrealized appreciation (depreciation) on investments . .    (21,012,854)

                                                                                                ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (14,647,560)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(15,499,818)

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended        Year Ended

                                                                                             August 31, 1998   August 31, 1997

                                                                                             _______________   _______________

OPERATIONS:
  Investment (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     (852,258)    $    (461,684)

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .           6,365,294         9,623,622

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         (21,012,854)       17,061,108

                                                                                               _____________     _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .         (15,499,818)       26,223,046

                                                                                               _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .         (12,996,733)       (3,665,787)

                                                                                               _____________     _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         120,019,743       121,713,698

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,657,352         3,575,813

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (103,111,271)      (80,572,147)

                                                                                               _____________     _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .          29,565,824        44,717,364

                                                                                               _____________     _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .           1,069,273        67,274,623

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         104,481,077        37,206,454

                                                                                               _____________     _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $105,550,350      $104,481,077

                                                                                               =============     =============


                                                                                                  Shares             Shares

                                                                                               _____________     _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,551,838         5,846,639

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .             528,270           181,883

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,007,309)       (3,869,328)

                                                                                               _____________     _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .           1,072,799         2,159,194

                                                                                               =============     =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                  Year Ended August 31,

                                                                                      ___________________________________________

PER SHARE DATA:                                                                               1998          1997          1996(1)
                                                                                             ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . .         $25.17        $18.67        $12.50

                                                                                             ______        ______        ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . . . .           (.16)(2)      (.11)          .03

   Net realized and unrealized gain (loss) on investments  . . . . . . . . . . . . .          (2.14)         8.02          6.17

                                                                                             ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . .          (2.30)         7.91          6.20

                                                                                             ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . .             --            --          (.03)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . .          (2.67)        (1.41)           --

                                                                                             ______        ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2.67)        (1.41)         (.03)

                                                                                             ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . .         $20.20        $25.17        $18.67

                                                                                             ======        ======        ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (10.82%)       44.45%      46.09%(3,4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . .           1.39%         1.39%       1.16%(3)

   Ratio of net investment income (loss) to average net assets . . . . . . . . . . .           (.63%)        (.62%)       .09%(3)

   Decrease reflected in above expense ratios due to undertakings
       by the Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --           .09%        .36%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         199.08%       197.99%     203.66%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . .       $105,550      $104,481     $37,206
------------------------

(1)  From September 28, 1995 (commencement of operations) to August 31, 1996.

(2)  Based on average shares outstanding at each month end.

(3)  Not annualized.

(4)  Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initial offering) to
     August 31, 1996.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Emerging Leaders Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $5,057 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

As of August 31, 1998, the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated investment loss of $1,313,769, a decrease in accumulated net realized gain (loss) on investments of $1,309,992 and a decrease in paid-in capital of $3,777. Net assets were not affected by these reclassifications.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 90 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1998, the Fund was charged $340,351 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $105,963 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $18,533 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1998 is summarized as follows:

                                             Purchases             Sales

                                            ______________      ______________
   Long transactions . .........................................................        $248,596,177  $247,786,099

   Short sale transaction  ...................................................              695,727        695,727

                                                                                       _____________ ______________

       TOTAL . ......................................................................... $249,291,904  $248,481,826

                                                                                      ============= ==============

  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At August 31, 1998, there were no securities sold short outstanding.

(b) At August 31, 1998, accumulated net unrealized depreciation on investments was $351,462, consisting of $8,374,274 gross unrealized appreciation and $8,725,736 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EMERGING LEADERS FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS EMERGING LEADERS FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

October 5, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.549 per share as a long-term capital gain distribution (of which 48.59% is subject to the 20% maximum Federal tax rate) of the $2.666 per share paid on December 4, 1997.



[dreyfus lion "d" logoreg.tm]


[dreyfus logo reg.tm]


DREYFUS EMERGING LEADERS FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              259AR988

Emerging Leaders

Fund

Annual Report

August 31, 1998